SHAREHOLDERS AGREEMENT
     AGREEMENT, dated as of March 20, 2007 (this “Agreement”), among Bauble Holdings Corp., a Delaware corporation (“Parent”), Bauble Acquisition Sub, Inc., a Florida corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), and each of the other parties signatory hereto (each a “Shareholder” and collectively the “Shareholders”).
     WHEREAS, Parent, Merger Sub and Claire’s Stores, Inc., a Florida corporation (the “Company”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”; terms defined in the Merger Agreement and not otherwise defined herein being used herein as therein defined), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”) and each issued and outstanding share (other than shares cancelled pursuant to Section 2.1(b) of the Merger Agreement and Class A Dissenting Shares) of Class A Common Stock and Common Stock (“Company Common Stock”) will be converted into the right to receive the Merger Consideration.
     WHEREAS, as of the date of this Agreement, except as set forth in this Agreement, the Shareholders owned of record and beneficially an aggregate of 4,225,256 shares of Class A Common Stock and 2,764,452 shares of Common Stock and each Shareholder owned the number of such shares set forth beside such Shareholder’s name on the signature page hereto (such Class A Common Stock and Common Stock, together with any other Class A Common Stock and Common Stock acquired by any Shareholder after the date hereof, whether acquired directly or indirectly, by purchase, stock dividend, distribution, split-up, recapitalization, combination, exchange of shares or the like, or upon the exercise of Options or conversion of any Company Securities, in each case from the date of this Agreement through the term of this Agreement, are collectively referred to herein as the Shareholders’ “Subject Shares”).
     WHEREAS, as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement, Parent has requested that the Shareholders agree, and each of the Shareholders has agreed, to enter into this Agreement.
     NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
VOTING AGREEMENT; GRANT OF PROXY
          Section 1.1. Voting Agreement.
          (a) Each Shareholder hereby agrees to vote (or cause to be voted) in person or by proxy, all Subject Shares that such Shareholder is entitled to vote at the time of any vote, at any meeting of the shareholders of the Company, and at any adjournment thereof, at which the Merger Agreement (or any amended version thereof) and the Merger are submitted for the consideration and vote of the shareholders of the Company, or in connection with any written consent of the shareholders of the Company with respect to matters set forth in this Section 1.1, (i) to approve the Merger Agreement and any transactions contemplated thereby, including the Merger, and any actions in furtherance thereof requiring a vote of the Company shareholders and (ii) in favor of any matter reasonably necessary for consummation of the transactions contemplated by the Merger Agreement. Any such vote will be cast or consent will be given in accordance with the procedures applicable thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. The obligations of the Shareholders set forth in this Section 1.1 shall apply whether or not the Company breaches any of its representations, warranties, covenants or agreements set forth in the Merger Agreement.
          (b) Each Shareholder hereby agrees that it shall vote its Subject Shares against, and shall not provide consents to, the approval of (i) any Acquisition Proposal (other than an Acquisition Proposal by Parent or Merger Sub), (ii) any extraordinary dividend or distribution by the Company or any subsidiary, (iii) any change in the capital structure of the Company or any subsidiary (other than pursuant to the Merger Agreement) and (iv) any other action that would reasonably be expected to result in any condition to the consummation of the Merger contained in Article VII of the Merger Agreement not being satisfied.
          Section 1.2. Irrevocable Proxy. Each Shareholder hereby irrevocably and unconditionally revokes any and all previous proxies granted with respect to its Subject Shares. By entering into this Agreement, each Shareholder hereby irrevocably and unconditionally grants a proxy appointing Parent as such Shareholder’s attorney-in-fact and proxy, with full power of substitution, for and in such Shareholder’s name, to vote or execute consents in the manner contemplated by Section 1.1. The proxy granted by such Shareholder pursuant to this Article 1 is coupled with an interest, is irrevocable and is granted in consideration of Parent and Merger Sub entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. Each Shareholder shall perform such further acts and execute such further documents as may be required to vest in Parent the sole power to vote such Shareholder’s Subject Shares in the manner contemplated by Section 1.1. Notwithstanding the foregoing, the proxy granted by each Shareholder shall be revoked upon termination of this Agreement in accordance with its terms.
          Section 1.3. Appraisal Rights. Each Shareholder hereby consents to and approves the actions taken by the board of directors of the Company in approving the Merger Agreement, this Agreement, the Merger and the transactions contemplated by the Merger Agreement. Each Shareholder hereby waives, and agrees not to exercise or assert, any appraisal or similar rights under Section 607.1302 of the FBCA or other applicable law in connection with the Merger.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS
     Each Shareholder, severally and not jointly, hereby represents and warrants to Parent and Merger Sub that:
          Section 2.1. Authorization. If such Shareholder is not an individual, the execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby are within the corporate or similar powers of such Shareholder and have been duly authorized by all necessary corporate or similar action. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement. This Agreement constitutes a valid and binding agreement of such Shareholder. If such Shareholder is a natural person and is married, and such Shareholder’s Subject Shares constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder’s spouse, enforceable against such spouse in accordance with its terms. No trust of which such Shareholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.
          Section 2.2. Non-Contravention. The execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby do not and shall not (i) if such Shareholder is not an individual, violate any organizational documents of such Shareholder, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Shareholder is entitled under any provision of any agreement or other instrument binding on such Shareholder, (iv) result in the imposition of any lien on any asset of Shareholder or (v) violate any other agreement, arrangement or instrument to which such Shareholder is a party or by which such Shareholder (or any of its assets) is bound.
          Section 2.3. Ownership of Subject Shares. Except as set forth on Schedule A hereto, such Shareholder is the record and beneficial owner of the Subject Shares set forth beside such Shareholder’s name on the signature page hereto, free and clear of any lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Subject Shares), other than pursuant to this Agreement and such Shareholder has good and valid title to such Subject Shares. Except for this Agreement, none of the Subject Shares is subject to any voting trust or other agreement, arrangement or instrument with respect to the voting of such shares.
          Section 2.4. Total Subject Shares. Except for the Subject Shares set forth beside such Shareholder’s name on the signature page hereto or any beneficial interests in Subject Shares that are set forth on Schedule A hereto, and except for any Options referred to in the immediately following sentence, such Shareholder does not beneficially own any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) Options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company. As of the date of this Agreement, the Shareholders collectively own Options to acquire a number of shares of capital stock of the Company which does not exceed 300,000 shares in the aggregate.
          Section 2.5. Reliance by Parent and Merger Sub. Such Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
     Each of Parent and Merger Sub, jointly and severally, hereby represent and warrant to each Shareholder that (i) the execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby are within its corporate or similar powers and have been duly authorized by all necessary corporate or similar action and (ii) this Agreement constitutes its valid and binding agreement.
ARTICLE IV
COVENANTS OF SHAREHOLDERS
     Each Shareholder, severally and not jointly, hereby covenants and agrees that:
          Section 4.1. No Interference; No Transfers.
          (a) Except pursuant to the terms of this Agreement, such Shareholder shall not, without the prior written consent of Parent or Merger Sub which may be withheld in their sole discretion, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Subject Shares, (ii) voluntarily take any action that would or is reasonably likely to (A) make any representation or warranty contained herein untrue or incorrect in any material respect or (B) have the effect in any material respect of preventing such Shareholder from performing its obligations under this Agreement, (iii) voluntarily convert any shares of Class A Common Stock into Common Stock or (iv) voluntarily sell, assign, transfer, pledge, encumber, distribute, gift or otherwise dispose of (including by merger or otherwise by operation of law) (collectively , a “Transfer”) or enter into any contract, option or other arrangement or understanding with respect to any Transfer of any Subject Shares during the term of this Agreement except for Transfers (A) to any person or entity who is subject to this Agreement or who becomes bound hereby as a Shareholder by operation of law, (B) solely for estate planning purposes, to any person or entity who becomes party to and bound by the terms of this Agreement as a Shareholder, (C) in the case of Shareholders who are individuals, upon the death of such Shareholder, pursuant to the terms of any trust or will of such Shareholder or by the laws of intestate succession; provided that such Shares shall remain subject to the terms of this Agreement and (D) to charitable organizations, provided that the number of shares transferred to any charitable organization shall not have the power to cast more than 1% of the aggregate voting power of the Company Common Stock at any duly called meeting of the Company’s shareholders (provided that any shares transferred to any charitable organization pursuant to clause (A) shall not be counted for purposes of determining the maximum number of shares that may be transferred pursuant to this clause (D)). For purposes of this Section 4.1, the term “sell” or “sale” or any derivatives thereof shall include (i) a sale, Transfer or disposition of record or beneficial ownership, or both and (ii) a short sale with respect to Company Common Stock or substantially identical property, entering into or acquiring an offsetting derivative contract with respect to Company Common Stock or substantially identical property, entering into or acquiring a futures or forward contract to deliver Company Common Stock or substantially identical property or entering into any transaction that has the same effect as any of the foregoing.

          (b) Each of the Shareholders agrees, while this Agreement is in effect, to notify Parent promptly in writing of the number of any additional shares of Company Common Stock or any Options acquired by such Shareholder, if any, after the date hereof.
          Section 4.2. Other Transactions. Except to the extent that the Company or its board of directors is permitted to do so under Section 6.5(a) of the Merger Agreement, but subject to any limitations imposed on the Company or its board of directors under the Merger Agreement, each of the Shareholders agrees that it shall not, directly or indirectly and shall cause its agents and Representatives not to, directly or indirectly, (i) take any action to solicit or initiate any Acquisition Proposal, (ii) engage in negotiations or discussions concerning, or provide access to the properties, books or records or any confidential information or data of the Company or any of its subsidiaries to, any Person relating to an Acquisition Proposal, or (iii) execute any letter of intent or similar document or agreement or commitment with respect to any Acquisition Proposal. Each of the Shareholders shall, and shall instruct its Representatives to immediately cease and terminate all activities, discussions and negotiations with any Person, with respect to, or which would reasonably be expected to lead to, an Acquisition Proposal. Such Shareholder shall promptly notify Parent and Merger Sub after receipt of an Acquisition Proposal or any request for nonpublic information relating to the Company or any of its subsidiaries or for access to the properties, books or records of the Company or any of its subsidiaries by any Person that may be considering making, or has made, an Acquisition Proposal and shall advise Merger Sub of the status and material details of any such Acquisition Proposal or request. None of the Shareholders shall make an Acquisition Proposal to the Company (including to the Company’s senior management or Board of Directors).
          Section 4.3. Further Assurances. Parent, Merger Sub and each Shareholder shall each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.
ARTICLE V
MISCELLANEOUS
          Section 5.1. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate on the earlier of (i) the Effective Time and (ii) the date of termination of the Merger Agreement in accordance with its terms; provided that Article 5 shall survive any such termination.
          Section 5.2. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
          Section 5.3. Successors and Assigns; No Third Party Beneficiaries. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that each of Parent and Merger Sub may transfer or assign its rights and obligations to any affiliate of Parent; provided further that no such transfer or assignment shall relieve Parent or Merger Sub of its obligations hereunder. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.
          Section 5.4. Governing Law; Consent to Jurisdiction. This Agreement and all other matters related to or arising from this Agreement shall be construed in accordance with and governed by the laws of the State of Florida (without giving effect to any conflicts of law principles that would cause laws of another jurisdiction to apply). Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the courts of the State of Florida located in the County of Broward, and of the United States District Courts for the Southern District of Florida, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the courts of the State of Florida located in the County of Broward, and of the United States District Courts for the Southern District of Florida.
          Section 5.5. Counterparts; Effectiveness. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.
          Section 5.6. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provisions is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
          Section 5.7. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          if to Parent or Merger Sub:
Bauble Holding Corp.
c/o Apollo Management VI, L.P.
9 West 57th Street
New York, NY 10019
Attention: John Suydam
Facsimile: 212-515-3200
          with an additional copy (which shall not constitute notice) to:
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10128
Attention: Robert G. Robison, Esq.
                    R. Alec Dawson, Esq.
Facsimile: 212-309-6001
          if to the Company:
Claire’s Stores, Inc.
3 S.W. 129th Avenue
Pembroke Pines, FL 33027
Attention: General Counsel
Facsimile: 954-392-4483
          with an additional copy (which shall not constitute notice) to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention: John G. Finley, Esq.
                    Kathryn King Sudol, Esq.
Facsimile: 212-455-2502
          if to the Shareholders:
c/o Claire’s Stores, Inc.
3 S.W. 129th Avenue
Pembroke Pines, FL 33027
Attention: General Counsel
Facsimile: 954-392-4483
          with an additional copy (which shall not constitute notice) to:
Holland & Knight LLP
100 North Tampa Street, Suite 4100
Tampa, FL 33602

Attention: Robert J. Grammig, Esq.
Facsimile: 813-229-0134
          Section 5.8. Interpretation. When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” shall not be exclusive. The words “beneficial ownership” and “owned beneficially” and words of similar import when used in this Agreement shall be deemed to mean “beneficial ownership” as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.
          Section 5.9. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, prior to any termination of this Agreement pursuant to Section 5.1 hereof, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law or in equity.
          Section 5.10. Acknowledgment. Each of Parent and Merger Sub acknowledges that each Shareholder has entered into this Agreement solely in its capacity as the record and/or beneficial (as applicable) owner of the Subject Shares and nothing herein shall limit or affect any actions taken by such Shareholder, or require such Shareholder to take any action, in his or her capacity as an officer or director of the Company, including to disclose information acquired solely in his or her capacity as an officer or director of the Company, and any actions taken by (or failure to take any actions by) any Shareholder in such capacity shall not be deemed to constitute a breach of this Agreement.
          Section 5.11. Merger Agreement. The obligations of the Shareholders hereunder are subject to there not having been any change, by amendment or waiver, by any party to the Merger Agreement to the material terms of the Merger Agreement in a manner materially adverse to the Shareholders without the prior written consent of Shareholders holding a majority of the Subject Shares. For purposes of this Section 5.11, each of the following changes, by amendment or waiver (as applicable), in the following terms and conditions of the Merger Agreement which require the Company’s consent shall, without excluding other possibilities, be deemed to be a change to the material terms of the Merger Agreement in a manner materially adverse to the Shareholders: (a) a change in the Termination Date (except as contemplated by Section 8.1(c) of the Merger Agreement); (b) a change which decreases the Merger Consideration; (c) a change to the form of Merger Consideration; and (d) an imposition of any condition to the Merger in addition to those set forth in the Merger Agreement.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BAUBLE HOLDING CORP.
By:	/s/ PETER COPSES
	Name:	Peter Copses
	Title:	President

BAUBLE ACQUISITION SUB, INC.
By:	/s/ PETER COPSES
	Name:	Peter Copses
	Title:	President

Signature page to Shareholders Agreement

Subject
Shares
Class of Common Stock	Owned	SHAREHOLDERS

Common Stock	228,971[1]
/s/ E. BONNIE SCHAEFER

E. Bonnie Schaefer

Common Stock	335,408[2]
/s/ MARLA L. SCHAEFER

Marla L. Schaefer

Common Stock	68,865	Schaefer Family Holdings, Inc.

		By:	/s/ E. BONNIE SCHAEFER

Name: E. Bonnie Schaefer
Title: Director/Co-President

		By:	/s/ MARLA L. SCHAEFER

Name: Marla L. Schaefer
Title: Director/Co-President

Common Stock	1,144	Schaefer Family Holdings No. 2, Inc.

		By:	/s/ IRA KAPLAN

Name: Ira Kaplan
Title: Sole Director/President

[1]	Includes 78,971 shares of Common Stock held of record (including 37,500 restricted shares subject to forfeiture that will fully vest upon a change of control) and 150,000 shares of Common Stock subject to fully vested options.

[2]	Includes 185,408 shares of Common Stock held of record (including 37,500 restricted shares subject to forfeiture that will fully vest upon a change a change of control) and 150,000 shares of Common Stock subject to fully vested options.

Subject
Shares
Class of Common Stock	Owned	SHAREHOLDERS

Common Stock	86,165	Schaefer/Wiesenthal Partnership, LLLP

By: Schaefer Family Holdings No. 2, Inc., its general partner

		By:	/s/ IRA KAPLAN

Name: Ira Kaplan
Title: Sole Director/President

Common Stock	1,862,362	Second Amendment and Restatement of the Rowland Schaefer Trust U/A/D February 2, 2001

		By:	/s/ E. BONNIE SCHAEFER

Name: E. Bonnie Schaefer
Title: Claire’s Store Trustee

		By:	/s/ MARLA L. SCHAEFER

Name: Marla L. Schaefer
Title: Claire’s Store Trustee

		By:	/s/ IRA KAPLAN

Name: Ira Kaplan
Title: Claire’s Store Trustee

Subject
Shares
Class of Common Stock	Owned	SHAREHOLDERS

Common Stock	745,916	2000 Sylvia Schaefer Irrevocable Trust U/A/D October 20, 2000

		By:	/s/ E. BONNIE SCHAEFER

Name: E. Bonnie Schaefer
Title: Trustee

		By:	/s/ MARIA L. SCHAEFER

Name: Marla L. Schaefer
Title: Trustee

		By:	/s/ IRA KAPLAN

Name: Ira Kaplan
Title: Trustee

Class A Common Stock	4,225,256	Schaefer A Share Partnership LP, LLLP

By: Schaefer “A” Management, Inc., its general partner

		By:	/s/ E. BONNIE SCHAEFER

Name: E. Bonnie Schaefer
Title: Director/Co-President

		By:	/s/ MARIA L. SCHAEFER

Name: Marla L. Schaefer
Title: Director/Co-President

SCHEDULE A
BENEFICIAL OWNERSHIP OF SUBJECT SHARES

Shares	Owner of Record	Beneficial Owner

68,865 shares of Common Stock	Schaefer Family Holdings, Inc.	E. Bonnie Schaefer and Marla L. Schaefer[1]

1,144 shares of Common Stock	Schaefer Family Holdings No. 2, Inc.	Ira Kaplan[2]

86,165 shares of Common Stock	Schaefer/Wiesenthal Partnership, LLLP	Schaefer Family Holdings No. 2, Inc.[3] Ira Kaplan[4]

1,862,362 shares of Common Stock	Second Amendment and Restatement of the Rowland Schaefer Trust U/A/D February 2, 2001	E. Bonnie Schaefer, Marla L. Schaefer and Ira Kaplan[5]

745,916 shares of Common Stock	2000 Sylvia Schaefer Irrevocable Trust U/A/D October 20, 2000	E. Bonnie Schaefer, Marla L. Schaefer and Ira Kaplan[5]

4,225,256 shares of Class A Common Stock	Schaefer A Share Partnership LP, LLP	Schaefer “A” Management, Inc.[6] E. Bonnie Schaefer and Marla L. Schaefer[7]

(1)	Beneficial ownership by virtue of right to vote shares as Co-Presidents and Co-Directors.

(2)	Beneficial ownership by virtue of right to vote shares as President and sole Director.

(3)	Beneficial ownership by virtue of right to vote shares as General Partner.

(4)	Beneficial ownership by virtue of right to vote shares as President and sole Director of General Partner.

(5)	Beneficial ownership by virtue of right to vote shares: E. Bonnie Schaefer and Marla L. Schaefer have 1 vote and Ira Kaplan has 1 vote, in each case, as trustees.

(6)	Beneficial ownership by virtue of right to vote shares as General Partner.

(7)	Beneficial ownership by virtue of right to vote shares as Co-Presidents and Co-Directors of General Partner.